united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

           Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

           225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

            The Corporation Trust Company

            1209 Orange Street Wilmington, DE 19801

            (Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/23

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2023

1-877-413-3228
www.13DActivistFund.com

Distributed by Foreside Financial Services, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2023

The six months ending March 31, 2023 was a very good period for the Fund. The Fund (Class I) was up 15.64% during this period, net of fees and expenses (versus 11.07% for the Russell 2500 1). We were able to outperform our benchmark over a year that was marred with tremendous volatility and uncertainty. Uncertainty that stemmed from the inflationary environment and actions of the Fed and their global counterparts, from the war in Eastern Europe, from COVID still affecting many in the world, particularly China, and from supply chain issues with global tentacles. As a result, 2022 was a transition year and a year of edification. During 2022 we learned that inflation was not transitory but that it is also controllable once we admitted there was a problem. We learned that the hearts, conviction, strength and pride of the Ukrainian people is stronger than most had expected, notably Russia. And we learned that there were repercussions from globalization and the pendulum is now moving back to a more comfortable place with greater supply chain certainty. Finally, we have learned that investors can no longer put their money into index funds or growth stocks and expect a return.

If you ask any professional athlete what is the hardest thing to do in sports almost everyone would say hit a baseball. But it has been said that if you ask the top NFL football coaches, many would tell you the hardest thing to do in sports is to walk in to the locker room during halftime of the Super Bowl and change the plan that got you there because it is no longer working. We believe that 2023 and beyond will be a market for stock pickers and that in order to get returns, many investors and financial advisors are going to have to change their philosophies that have been working for them for many years. Mainly, they are going to have to stop prioritizing low fees and focus on net returns, long term track records and experience of the portfolio manager.

In reading fund marketing materials, you will often see in the legal disclaimer the phrase: “Past performance is not indicative of future results.” It is something that we have seen so often that it has become ingrained in our brains, and we read it without really thinking about what it is saying. Of course, past performance is indicative of future results. In fact, I believe it is the best indicator of future success. Isn’t this the first thing anyone looks at when evaluating a fund? That is why the regulators do not make mutual funds disclaim that “past performance is not indicative of future results”, but they require funds to disclaim that “past performance is no guarantee of future results.” That statement is true, but past returns are certainly indicative of future results. Many of the most successful institutional investors I talk with value more than anything an experienced management team with a record of proven long-term success, not low fees, and we believe this is the philosophical change that many investors and advisors are going to have to make in this market if they want to have continued success.

For over 16 years 13D Management (“13D”), the Fund’s investment advisor, has been analyzing activist catalysts and forming deep relationships in the activist community through its institutional research company, 13D Monitor. For 11 years 13D has used this knowledge to build a portfolio of names that offers investors access to what we believe to be the best activist catalysts of the best activist investors. The Fund has been able to outperform our Russell 2500 benchmark over that 11-year period, net of fees and expenses, even in the face of strong growth stock headwinds over the last several years. We are excited for the environment for value funds like our fund and believe that the catalyst-driven component

[1]	The Russell 2500 Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

13D000275	PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

to our strategy will escalate returns even further. Investors in our fund from inception have done better than had they invested in our benchmark and we strongly believe that this strategy will more than adequately reward our investors into the future.

We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

Mutual Fund investing involves risk including loss of principal. Overall stock market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth, market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. The Fund is a non -diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer. The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. An investor should also consider the Fund’s investment objective, charges, expenses, and risk carefully before investing.

13D000275	PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2023

The Fund’s performance figures* for the periods ended March 31, 2023, compared to its benchmark:

					Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Five Year	Ten Year	March 31, 2023	March 31, 2023	NAV
13D Activist Fund - Class A	15.48%	-11.99%	6.17%	9.03%	11.24%	N/A	$20.77
13D Activist Fund - Class A w/ load	8.85%	-17.06%	4.92%	8.39%	10.66%	N/A	$22.04
13D Activist Fund - Class C	15.05%	-12.67%	5.37%	8.23%	N/A	9.56%	$19.92
13D Activist Fund - Class C w/ CDSC	14.05%	-13.46%	5.37%	8.23%	N/A	9.56%	—
13D Activist Fund - Class I	15.64%	-11.78%	6.43%	9.31%	11.53%	N/A	$21.53
Russell 2500 Total Return Index ****	11.07%	-10.39%	6.65%	9.07%	10.87%	10.21%	N/A

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51%, including acquired fund fees and expenses (“AFFE”) of 0.01% for each share class, for Class A, C and I shares, respectively, per the January 30, 2023 Prospectus. Class A shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge (“CDSC”) of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The Russell 2500 Total Return Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2023

Top 10 Holdings By Industry	% of Net Assets
Retail - Discretionary	10.2%
Aerospace & Defense	9.7%
Biotech & Pharma	9.6%
Technology Services	7.8%
Food	5.9%
Retail - Consumer Staples	5.5%
Automotive	5.4%
Commercial Support Services	5.0%
Containers & Packaging	4.4%
Construction Materials	4.1%
Other Industries, Cash & Cash Equivalents	32.4%
100.0%

Holdings are subject to change.

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Shares		Fair Value
	COMMON STOCKS — 96.3%
	AEROSPACE & DEFENSE - 9.7%
293,984	Howmet Aerospace, Inc.	$12,456,102
115,100	Mercury Systems, Inc.(a)	5,883,912
		18,340,014
	ASSET MANAGEMENT - 3.3%
233,701	Janus Henderson Group plc	6,225,795

	AUTOMOTIVE - 5.4%
57,185	Autoliv, Inc.	5,338,792
325,001	Dana, Inc.	4,891,265
		10,230,057
	BIOTECH & PHARMA - 9.6%
255,780	Alkermes plc(a)	7,210,438
3,858,100	Amarin Corp plc - ADR(a)	5,787,150
494,807	Ironwood Pharmaceuticals, Inc.(a)	5,205,370
		18,202,958
	CHEMICALS - 3.2%
37,000	Rogers Corporation(a)	6,046,910

	COMMERCIAL SUPPORT SERVICES - 5.0%
262,521	Aramark	9,398,252

	CONSTRUCTION MATERIALS - 4.1%
258,000	MDU Resources Group, Inc.	7,863,840

	CONTAINERS & PACKAGING - 4.4%
101,000	Crown Holdings, Inc.	8,353,710

	FOOD - 5.9%
221,851	TreeHouse Foods, Inc.(a)	11,187,946

	GAS & WATER UTILITIES - 3.6%
110,800	Southwest Gas Holdings, Inc.	6,919,460

See accompanying notes to financial statements.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	HOME & OFFICE PRODUCTS - 1.9%
292,226	Newell Brands, Inc.	$3,635,291

	HOME CONSTRUCTION - 2.4%
140,400	Griffon Corporation	4,494,204

	INTERNET MEDIA & SERVICES - 2.7%
66,880	GoDaddy, Inc., Class A(a)	5,197,914

	PUBLISHING & BROADCASTING - 3.0%
538,458	Pearson plc - ADR	5,626,886

	RETAIL - CONSUMER STAPLES - 5.5%
72,265	Dollar Tree, Inc.(a)	10,373,641

	RETAIL - DISCRETIONARY - 10.2%
23,187	Asbury Automotive Group, Inc.(a)	4,869,270
132,000	Bath & Body Works, Inc.	4,828,560
145,500	Freshpet, Inc.(a)	9,630,644
		19,328,474
	SOFTWARE - 3.2%
61,500	Wix.com Ltd.(a)	6,137,700

	TECHNOLOGY HARDWARE - 2.6%
74,183	Seagate Technology Holdings plc	4,904,980

	TECHNOLOGY SERVICES - 7.8%
265,001	Green Dot Corporation, Class A(a)	4,552,717
71,590	Insight Enterprises, Inc.(a)	10,234,507
		14,787,224
	WHOLESALE - CONSUMER STAPLES - 2.8%
142,460	US Foods Holding Corporation(a)	5,262,472

See accompanying notes to financial statements.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2023

Shares		Fair Value
	TOTAL COMMON STOCKS (Cost $160,063,048)	$182,517,728

	ESCROW SHARES – 0.0%
327,017	Pershing Square Tontine Holdings Ltd.(a)(b) (Cost - $0)	—

	SHORT-TERM INVESTMENTS — 3.6%
	MONEY MARKET FUNDS - 3.6%
6,913,809	First American Government Obligations Fund, Class X, 4.64% (Cost $6,913,809)(c)	6,913,809

	TOTAL INVESTMENTS - 99.9% (Cost $166,976,857)	$189,431,537
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	141,331
	NET ASSETS - 100.0%	$189,572,868

ADR	- American Depositary Receipt

LTD	- Limited Company

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of the security as of March 31, 2023 was $0, representing 0% of net assets.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2023.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2023

ASSETS
Investment securities:
At cost	$166,976,857
At fair value	$189,431,537
Receivable for tax reclaims	173,095
Dividends and interest receivable	231,124
Receivable for Fund shares sold	5,073
TOTAL ASSETS	189,840,829

LIABILITIES
Payable for Fund shares redeemed	20,540
Investment advisory fees payable	232,861
Distribution (12b-1) fees payable	14,560
TOTAL LIABILITIES	267,961
NET ASSETS	$189,572,868

Net Assets Consist Of:
Paid in capital	$158,267,001
Accumulated earnings	31,305,867
NET ASSETS	$189,572,868

Net Asset Value Per Share:
Class A Shares:
Net Assets	$23,615,812
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,137,180
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$20.77
Maximum offering price per share (maximum sales charge of 5.75%)	$22.04

Class C Shares:
Net Assets	$11,479,889
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	576,214
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$19.92

Class I Shares:
Net Assets	$154,477,167
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,175,112
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$21.53

(a)	For certain purchases of $1 million or more, a 1.00% CDSC may apply to redemptions made within twelve months of purchase.

(b)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2023

INVESTMENT INCOME
Dividends	$1,132,437
Interest	173,054
TOTAL INVESTMENT INCOME	1,305,491

EXPENSES
Investment advisory fees (Note 5)	1,446,720
Distribution (12b-1) fees - Class A (Note 5)	32,132
Distribution (12b-1) fees - Class C (Note 5)	59,110
Other expenses	4,047
TOTAL EXPENSES	1,542,009
NET INVESTMENT LOSS	(236,518)

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	10,431,795
Net change in unrealized appreciation (depreciation) of:
Investments	17,336,033

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	27,767,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,531,310

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2023	September 30, 2022
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(236,518)	$(1,489,182)
Net realized gain on investments and foreign currency transactions	10,431,795	17,937,040
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	17,336,033	(74,752,896)
Net increase (decrease) in net assets resulting from operations	27,531,310	(58,305,038)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(2,297,603)	(2,925,918)
Class C	(1,087,955)	(1,436,679)
Class I	(13,237,031)	(20,013,459)
Net decrease in net assets from distributions to shareholders	(16,622,589)	(24,376,056)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	637,335	6,891,196
Class C	2,200	387,740
Class I	5,887,358	28,253,151
Reinvestment of distributions to shareholders:
Class A	2,188,357	2,776,652
Class C	1,066,842	1,402,392
Class I	11,972,815	17,167,969
Payments for shares redeemed:
Class A	(5,728,080)	(5,575,090)
Class C	(1,039,628)	(1,831,004)
Class I	(15,255,180)	(63,508,184)
Net decrease in net assets resulting from shares of beneficial interest	(267,981)	(14,035,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,640,740	(96,716,272)

NET ASSETS
Beginning of Period	178,932,128	275,648,400
End of Period	$189,572,868	$178,932,128

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2023	September 30, 2022
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	29,820	264,899
Class C	110	16,346
Class I	266,336	1,112,728
Shares Reinvested:
Class A	108,281	106,222
Class C	54,879	55,191
Class I	571,768	637,504
Shares Redeemed:
Class A	(267,009)	(222,249)
Class C	(51,215)	(77,104)
Class I	(701,200)	(2,579,222)
Net increase (decrease) in shares of beneficial interest outstanding	11,770	(685,685)

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2023		September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
	(Unaudited)
Net asset value, beginning of period	$19.70		$28.24	$20.28	$20.35	$22.41	$19.98

Activity from investment operations:
Net investment income (loss) (1)	(0.04)		(0.19)	(0.24)	0.56	(0.07)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	3.04		(5.82)	9.86	0.14	(1.02)	2.99
Total from investment operations	3.00		(6.01)	9.62	0.70	(1.09)	2.80

Paid-in-Capital from redemption fees (1)	—		—	—	—	—	0.00 (2)

Less distributions from:
Net investment income	—		—	(0.57)	—	—	—
Net realized gains	(1.93)		(2.53)	(1.09)	(0.77)	(0.97)	(0.37)
Total distributions	(1.93)		(2.53)	(1.66)	(0.77)	(0.97)	(0.37)

Net asset value, end of period	$20.77		$19.70	$28.24	$20.28	$20.35	$22.41

Total return (3)	15.48	% (4)	(23.50)%	49.02%	3.25%	(4.78)%	14.26%

Net assets, end of period (000s)	$23,616		$24,937	$31,549	$22,472	$41,925	$55,099

Ratio of expenses to average net assets	1.75	% (5)	1.75%	1.75%	1.75%	1.75%	1.75%

Ratio of net investment income (loss) to average net assets	(0.41	)% (5)	(0.75)%	(0.89)%	2.77%	(0.37)%	(0.86)%

Portfolio Turnover Rate	26	% (4)	38%	60%	119%	108%	83%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable sales load and redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2023		September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
	(Unaudited)
Net asset value, beginning of period	$19.03		$27.56	$19.82	$20.05	$22.25	$19.99

Activity from investment operations:
Net investment income (loss) (1)	(0.12)		(0.37)	(0.42)	0.35	(0.22)	(0.35)
Net realized and unrealized gain (loss) on investments and foreign currency	2.94		(5.63)	9.63	0.19	(1.01)	2.98
Total from investment operations	2.82		(6.00)	9.21	0.54	(1.23)	2.63

Paid-in-Capital from redemption fees (1)	—		—	—	—	—	0.00 (2)

Less distributions from:
Net investment income	—		—	(0.38)	—	—	—
Net realized gains	(1.93)		(2.53)	(1.09)	(0.77)	(0.97)	(0.37)
Total distributions	(1.93)		(2.53)	(1.47)	(0.77)	(0.97)	(0.37)

Net asset value, end of period	$19.92		$19.03	$27.56	$19.82	$20.05	$22.25

Total return (3)	15.05	% (4)	(24.09)%	47.88%	2.47%	(5.47)%	13.39%

Net assets, end of period (000s)	$11,480		$10,895	$15,930	$12,015	$18,515	$26,351

Ratio of expenses to average net assets	2.50	% (5)	2.50%	2.50%	2.50%	2.50%	2.50%

Ratio of net investment income (loss) to average net assets	(1.16	)% (5)	(1.52)%	(1.64)%	1.77%	(1.11)%	(1.61)%

Portfolio Turnover Rate	26	% (4)	38%	60%	119%	108%	83%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six		For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2023		September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
	(Unaudited)
Net asset value, beginning of period	$20.33		$29.00	$20.81	$20.81	$22.83	$20.30

Activity from investment operations:
Net investment income (loss) (1)	(0.01)		(0.13)	(0.17)	0.54	(0.02)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	3.14		(6.01)	10.09	0.23	(1.03)	3.03
Total from investment operations	3.13		(6.14)	9.92	0.77	(1.05)	2.90

Paid-in-Capital from redemption fees (1)	—		—	—	—	—	0.00 (2)

Less distributions from:
Net investment income	—		—	(0.64)	—	—	—
Net realized gains	(1.93)		(2.53)	(1.09)	(0.77)	(0.97)	(0.37)
Total distributions	(1.93)		(2.53)	(1.73)	(0.77)	(0.97)	(0.37)

Net asset value, end of period	$21.53		$20.33	$29.00	$20.81	$20.81	$22.83

Total return (3)	15.64	% (4)	(23.32)%	49.32%	3.52%	(4.50)%	14.53%

Net assets, end of period (000s)	$154,477		$143,101	$228,170	$152,494	$259,697	$309,486

Ratio of expenses to average net assets	1.50	% (5)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.15	)% (5)	(0.51)%	(0.64)%	2.62%	(0.11)%	(0.60)%

Portfolio Turnover Rate	26	% (4)	38%	60%	119%	108%	83%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	Not annualized.

(5)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2023

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment adviser of the Fund is 13D Management LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are subject to a maximum sales charge of 5.75% on purchases. Class A and C shares are subject to a contingent deferred sales charge of up to 1.00%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2023

be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non- traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2023 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$182,517,728	$—	$—	$182,517,728
Short-Term Investments	6,913,809	—	—	6,913,809
Total Investments	$189,431,537	$—	$—	$189,431,537

Additional disclosures surrounding level 3 investments were not significant to the financial statements.

*	Refer to the Schedule of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2023

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2023, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2020 through 2022, or expected to be taken in the Fund’s September 30, 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2023

is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Management Risk – The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser’s allocation of the Fund’s assets using its activist strategy. The adviser’s objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results. The adviser’s activist strategy may result in the Fund’s returns being more volatile than funds that pursue more conservative strategies.

Non-Diversification Risk – The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer. As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $48,163,042 and $72,583,815, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At March 31, 2023, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
13D Activist Fund	$165,836,852	$28,864,582	$(5,269,897)	$23,594,685

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2023

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund, the Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2023 the Adviser earned advisory fees of $1,446,720.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act. Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2023, the Class A and Class C shares incurred distribution fees in the amount of $32,132 and $59,110, respectively.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser to a fund within the Trust receives quarterly fees. For the six months ended March 31, 2023, the Trustees received fees in the amount of $7,763, with respect to the Fund, paid by the Adviser.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$5,024,600	$5,454,856
Long-Term Capital Gain	19,351,456	9,692,777
	$24,376,056	$15,147,633

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2023

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Long-	Post October Loss	Unrealized Appreciation/	Total Accumulated
Term Gains	and Late Year Loss	(Depreciation)	Earnings/(Deficits)
$15,494,255	$(1,355,761)	$6,258,652	$20,397,146

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,355,761.

During the fiscal year ended September 30, 2022, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses and the use of tax equalization credits, resulted in reclassifications for the Fund for the year ended September 30, 2022, as follows:

Distributable
Paid In Capital	Earnings
$365,487	$(365,487)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2023

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/22	3/31/23	10/1/22-3/31/23*	Expense Ratio
Class A	$1,000.00	$1,154.80	$ 9.40	1.75%
Class C	$1,000.00	$1,150.50	$ 13.40	2.50%
Class I	$1,000.00	$1,156.40	$ 8.06	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/22	3/31/23	10/1/22-3/31/23*	Expense Ratio
Class A	$1,000.00	$1,016.21	$ 8.80	1.75%
Class C	$1,000.00	$1,012.47	$ 12.54	2.50%
Class I	$1,000.00	$1,017.45	$ 7.54	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2023

13D Activist Fund (Adviser – 13D Management LLC) *

In connection with the regular meeting held on November 15-16, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (the “Adviser”) and the Trust, with respect to the 13D Activist Fund (the “Fund” or “13D”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the Adviser was founded in 2011 and had approximately $245 million in assets under management, providing portfolio management services to 13D and a hedge fund with similar strategies. The Board reviewed the professional backgrounds of the key personnel responsible for advising the Fund and acknowledged their experience with federal securities law, private equity and 13D filings. The Board discussed the Adviser’s investment process and observed that it was based on analyzing the content of 13D filings. They noted that in making investment decisions, the Adviser considered the track records of shareholder activists and the type of activist strategies employed to assess each activist’s probability of success. The Board commented that the Adviser focused on the 13D filings of companies with over $1 billion in market capitalization, that it believed to be the most compelling based on its analysis. They noted the Adviser attempted to mitigate risk through specialized research and diversification across shareholder activists and activist strategies. The Board acknowledged that the Adviser selected broker-dealers based on several factors including, the ability to negotiate competitive commission rates for full -service trading. They expressed their appreciation of the Adviser’s continued devotion of its resources to the compliance and operation of the firm. The Board concluded that the Adviser continued to provide high quality services to the Fund and its shareholders.

Performance. The Board noted the Fund’s objective and strategy and acknowledged that the Fund was a four-star Morningstar rated fund. The Board observed that the Fund outperformed its benchmark index over the one-year, three-year, five-year and since inception periods. The Board acknowledged the Adviser’s disagreement with the peer group and discussed the Fund’s performance relative to peer funds selected by the Adviser that employed an activist strategy, noting that the Fund outperformed the average cumulative and annual returns of the Adviser selected peer funds over the 11-year period presented. After further discussion, the Board concluded that the Adviser’s performance was satisfactory.

Fees and Expenses. The Board noted the Adviser was paid a unitary fee of 1.50% and was responsible for paying all the Fund’s ordinary operating expenses, including administrative, fund accounting, transfer agency, custody, audit and legal fees. The Board acknowledged that the total advisory fee of 1.50% was higher than the median and average net expenses of the peer group and Morningstar category, but within the range of each, and not materially higher than the peer group average of 1.34%. The Board acknowledged that the advisory fee was higher than the fee charged by the Adviser for its private fund. They considered the estimated effective advisory fee, as a percentage of net assets, after payment of fund operating expenses. The Board discussed the Adviser’s explanation that the active management, utilization of proprietary research, and making a strategy available to retail investors that would normally only be found in hedge fund justified the higher fees. The Board concluded that the total advisory fee charged by the Adviser was not unreasonable.

Profitability. The Board reviewed the Adviser’s profitability analysis, noting that the Adviser realized a profit in terms of actual dollars and percentage of revenue in connection with its relationship with the Fund. They agreed that the Adviser’s profits in terms of actual dollars and percentage were not unreasonable. The Board acknowledged the resources required to maintain and manage the Fund’s unique investment program and determined the Adviser’s profit was not excessive.

Economies of Scale. The Board considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They noted that based on the Fund’s current asset size, the absence of breakpoints

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2023

was acceptable at this time. The Board agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of 13D and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

13D Management LLC

152 West 57th Street, 41st Floor

New York, NY 10019

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

13DAF-SAR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/31/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/31/23

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 5/31/23